THE SIERRA CLUB FUNDS

Sierra Club Stock Fund

Sierra Club Equity Income Fund

(the “Funds”)

Supplement dated January 13, 2006

(to the Sierra Club Funds Prospectus and Statement of Additional Information (“SAI”) dated July 1, 2005)

Fee Waiver by Investment Advisor

Effective January 2, 2006, the following information is added to Footnote 4 to the Annual Fund Operating Expenses tables in the Prospectus for the Sierra Club Equity Income Fund on page 9 and the Sierra Club Stock Fund on page 17:

The Funds’ Investment Advisor, Forward Management, LLC (“Forward Management” or the “Investment Advisor”) has contractually agreed to waive a portion of its fees until January 1, 2007 for the following Funds in amounts necessary to limit the operating expenses of these Funds’ share classes (exclusive of brokerage costs, interest, taxes and dividend and extraordinary expenses) to an annual rate (as a percentage of the Fund’s average daily net assets) as shown below:

Sierra Club Equity Income Fund – Investor Class	1.69%
Sierra Club Stock Fund – Investor Class	1.49%

For the three years following the date on which the expense was incurred, the Investment Advisor is entitled to a reimbursement from the Fund of any fees waived under this arrangement if such reimbursement does not cause the Fund to exceed the

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expense limitations in existence at the time the expense was incurred, or at the time of the reimbursement, whichever is lower.

Effective January 2, 2006, the following information replaces the fourth paragraph on page 15 of the SAI:

As described in the Prospectus, the Investment Advisor has contractually agreed to limit through January 1, 2007 the total expenses (exclusive of brokerage costs, interest, taxes, dividend and extraordinary expenses) of the Investor Class shares of the Funds to an annual rate of 1.69% for the Sierra Club Equity Income Fund and to an annual rate of 1.49% for the Sierra Club Stock Fund. Pursuant to this agreement, the Fund will reimburse the Investment Advisor for any fee waivers or expense reimbursements made by the Investment Advisor, provided that any such reimbursements made by the Fund to the Investment Advisor will not cause the Fund’s expense limitation to exceed the expense limitations in existence at the time the expense was incurred, or at the time of the reimbursement, whichever is lower, and the reimbursement is made within three years following the date on which the expense was incurred. There is no assurance that these expense limitations will be continued beyond January 1, 2007.

Management Fee

Effective January 2, 2006, the following information replaces the information and chart following the heading “Investment Management and Sub-Advisory Agreements” on page 13 of the SAI:

Investment Management and Sub-Advisory Agreements. Each Fund pays an investment advisory fee, which is computed daily

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and paid monthly, at the following annual rates based on the average daily net assets of the respective Funds:

Sierra Club Equity Income Fund	0.94%
Sierra Club Stock Fund	0.85%

Appointment of a new Administrator

Effective March 1, 2006, ALPS Mutual Funds Services, Inc. (“AMFS” or “Administrator”) will serve as administrator to the Funds. Effective March 1, 2006, all references in the Prospectus and Statement of Additional Information to the Administrator will be to AMFS. In addition, effective March 1, 2006, all references to the address of the Administrator will be to 1625 Broadway, Suite 2200, Denver, CO 80202.

Effective March 1, 2006, the following information replaces the information found in the second paragraph beginning with the heading “Administrative Services and Transfer Agent” on Page 23 of the SAI:

Administrator. AMFS, whose principal business address is 1625 Broadway, Suite 2200, Denver, CO 80202, acts as the Funds’ administrator. As administrator, AMFS performs corporate secretarial, treasury and blue sky services and acts as fund accounting agent for the Funds. For its services as administrator, the Funds pay AMFS fees based on the average net assets of each Fund, accrued daily and payable monthly by the Funds at the following annual rate:

Average Net Assets	Annual Fee
Up to and including $1 billion	0.065%
In excess of $1 billion up to and including $3 billion	0.035%
In excess of $3 billion	0.030%

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The Administration Agreement between the Funds and AMFS has an initial term of three years and will renew automatically for successive one-year terms. Shareholder inquiries may be directed to AMFS at P.O. Box 1345, Denver, CO 80201.

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